Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitwise Hyperliquid ETF (the “Trust”) on Form 10-Q for the period ending June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Fusaro, the Chief Operating Officer and Secretary of Bitwise Investment Advisers, LLC, the sponsor of the Trust, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: August 12, 2026	By	/s/ Paul Fusaro
	Name:	Paul Fusaro*
	Title:	Chief Operating Officer (Principal Executive Officer)

* The registrant is a trust and Paul Fusaro is signing in his capacity as Principal Executive Officer of Bitwise Investment Advisers, LLC, the sponsor of the Trust.